UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 15, 2007
                                                 -------------------------------

                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


        South Carolina               0-11392                 57-0525804
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 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)           Identification No.)


70 Commerce Center, Greenville, South Carolina                     29615
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  (864) 288-8877
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.02.  Termination of a Material Definitive Agreement.

On November 15, 2007, Span-America Medical Systems, Inc. ("Span-America") received a written notice from Hill-Rom Company, Inc. ("Hill-Rom"), a division of Hillenbrand Industries, dated November 6, 2007 stating that the Amended Private Label Product Supply Agreement dated September 14, 2004 between Span-America and Hill-Rom (the "Hill-Rom Agreement") would expire on May 4, 2008. The Hill-Rom Agreement generally provides that at any time after March 15, 2007 either party may terminate the agreement upon 180 days advance written notice to the other party.

Generally, the Hill-Rom Agreement provides that so long as the agreement is in effect, (i) Span-America will sell its proprietary PressureGuard(R)CFT(R) mattress products within the United States and Canada, and the VersaCare CFT mattress world-wide, only to Hill-Rom subject to certain aggregate sales requirements, and (ii) so long as Span-America is subject to such exclusivity provisions, Hill-Rom will purchase such products only from Span-America. The Hill-Rom Agreement includes provisions, among others, for volume incentive rebates to Hill-Rom, the addition to the list of products subject to the agreement of enhancements to those products, product warranties to Hill-Rom and obligations of Span-America to indemnify Hill-Rom for certain product liability and intellectual property infringement claims, among other claims. The Agreement generally does not provide for the transfer of any intellectual property rights between Span-America and Hill-Rom except in certain instances with respect to the VersaCare CFT mattress. The Hill-Rom Agreement is set forth in Exhibit 10.18 to Span-America's Annual Report on Form 10-K for the fiscal year ended October 1, 2005 filed with the Securities and Exchange Commission on December 30, 2005 and the foregoing summary is qualified in its entirety by the text of the agreement.


Item 2.02.  Results of Operations and Financial Condition.

On November 21, 2007, Span-America issued a press release discussing the termination of the Hill-Rom Agreement, which includes some financial information regarding Span-America's fourth quarter and fiscal year ended September 29, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.


Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

      Exhibit Number          Description of Exhibit
      --------------          ----------------------
      99.1                    Press release issued November 21, 2007



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
                                       ----------------------------------
                                                 (Registrant)

Date: November 21, 2007
                                   By: /s/ Richard C. Coggins
                                       --------------------------
                                       Richard C. Coggins
                                       Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


Exhibit             Description
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99.1                Press Release dated November 21, 2007